Restricted Cash and Other Deposits	12 Months Ended
Jun. 30, 2024
Restricted Cash and Other Deposits [Abstract]
RESTRICTED CASH AND OTHER DEPOSITS

9.      RESTRICTED CASH AND OTHER DEPOSITS

	30 June 2024 $	30 June 2023 $
Funds held on deposit against offtake prepayment(i)	15,000,000	—
Term deposits(ii)	20,679	21,170
	15,020,679	21,170

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(i)      On 1 June 2024, Bayerische Motoren Werkte Aktiengesellschaft (BMW) transferred funds of US $15 million to ECM Lithium in relation to the offtake of battery grade lithium hydroxide (LiOH) from the Wolfsberg Project. The funds are held in a deposit account secured against a bank guarantee (note 19) and are to be offset against LiOH delivered to BMW.

(ii)     Restricted cash relates to the bank guarantees provided by ECM Lithium to the value of €20,000 in respect of any unrepaired damage to property at the Wolfsberg Project. These deposits are subject to restrictions and are therefore not available for general use by the entities within the Group.